[PIONEER INVESTMENTS LOGO]

PIONEER EMERGING MARKETS FUND

ANNUAL REPORT 11/30/01

TABLE OF CONTENTS

Letter from the President                                                1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          7

Schedule of Investments                                                 10

Financial Statements                                                    21

Notes to Financial Statements                                           28

Report of Independent Public Accountants                                35

Trustees, Officers and Service Providers                                36

The Pioneer Family of Mutual Funds                                      37

PIONEER EMERGING MARKETS FUND

LETTER FROM THE PRESIDENT 11/30/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation continues the healing process that began after September 11 and continues today.

Americans have always been a resilient people. For evidence, we need only consider the tremendous surge of national unity that followed the terrorist attacks and that accompanied our servicemen and women as they fought to destroy terrorist networks halfway around the world. That same spirit of resilience can be seen in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

We are now in a recession that began officially in March. Absent other factors, last summer's tax cuts and lower short-term interest rates might have revitalized the economy by now. However, hopes for an early rebound vanished on September 11, and it now appears that the slowdown may persist well into next year. Stock prices have historically led the way out of recessions, moving higher as investors shook off short-term concerns to focus on recovery prospects.

In fact, by year-end the markets seemed to be anticipating a better business climate, as fiscal and monetary stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci
Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDENOTE]

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareholders' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PORTFOLIO SUMMARY 11/30/01

[CHART OF PORTFOLIO DIVERSIFICATION]

(As a percentage of equity holdings)

Financials                         23%
Consumer Staples                   15%
Communication Services             15%
Basic Materials                    15%
Consumer Cyclicals                  8%
Utilities                           7%
Energy                              7%
Technology                          3%
Health Care                         3%
Capital Goods                       3%
Transportation                      1%

[CHART OF GEOGRAPHICAL DISTRIBUTION]

(As a percentage of equity holdings)

South Korea                         14.3%
India                               10.0%
South Africa                         9.6%
Taiwan                               9.1%
Malaysia                             7.3%
Brazil                               7.2%
Hong Kong                            7.2%
Mexico                               5.0%
Russia                               3.9%
Thailand                             3.7%
United States                        2.6%
Singapore                            2.6%
Chile                                2.4%
Turkey                               2.2%
Poland                               2.2%
Israel                               1.9%
People's Republic of China           1.6%
Phillipines                          1.6%
Indonesia                            1.5%
Peru                                 1.3%
Hungary                              1.0%
Argentina                            0.9%
Egypt                                0.8%
Czech Republic                       0.1%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Anglogold Ltd.                   2.38%
 2. Korea Electric Power Corp.       2.24
 3. Grupo Modelo SA de CV            2.24
 4. SK Telecom Co., Ltd. (A.D.R.)    1.65
 5. Korea Telecom Corp. (A.D.R.)     1.61
 6. Kookmin Bank                     1.53%
 7. Telekom Malaysia Bhd             1.45
 8. Centrais Eletricas Brasileiras   1.43
    SA (A.D.R.)
 9. Freeport-McMoran Copper &        1.41
    Gold, Inc. (Class B)
10. Lukoil Holding (A.D.R.)          1.35

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 11/30/01                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $9.91           $10.82

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -                -               -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                         NET ASSET         PUBLIC OFFERING
PERIOD                     VALUE                PRICE*
Life-of-Class             -0.61%                -1.39%
(6/23/94)
5 Years                   -3.34                 -4.48
1 Year                    -8.41                -13.68

[CHART OF GROWTH OF $10,000+]

                  Pioneer Emerging           MSCI Emerging
                    Markets Fund*         Markets Free Index
                  ----------------        ------------------
 6/94                 $  9,425                  $ 10,000
                      $  9,128                  $ 11,242
                      $  8,743                  $  9,970
11/95                 $  8,756                  $  9,385
                      $ 10,998                  $ 10,780
                      $ 10,558                  $ 10,347
                      $ 12,385                  $ 11,616
11/97                 $ 11,653                  $  8,972
                      $ 11,302                  $  8,329
                      $  7,902                  $  6,962
                      $  9,798                  $  8,618
11/99                 $ 12,405                  $ 10,130
                      $ 13,637                  $ 10,150
                      $  9,726                  $  7,738
                      $  9,628                  $  7,958
11/01                 $  8,908                  $  7,168

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $9.34           $10.28
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                 -               -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

PERIOD                   IF HELD           IF REDEEMED*
Life-of-Class            -1.37%               -1.37%
(6/23/94)
5 Years                  -4.12                -4.28
1 Year                   -9.14               -12.78

[CHART OF GROWTH OF $10,000+]

                  Pioneer Emerging        MSCI Emerging Markets
                    Markets Fund*               Free Index
                    -------------               ----------
 6/94                 $ 10,000                  $ 10,000
                      $  9,644                  $ 11,242
                      $  9,209                  $  9,970
11/95                 $  9,199                  $  9,385
                      $ 11,517                  $ 10,780
                      $ 11,011                  $ 10,347
                      $ 12,870                  $ 11,616
11/97                 $ 12,069                  $  8,972
                      $ 11,659                  $  8,329
                      $  8,112                  $  6,962
                      $ 10,023                  $  8,618
11/99                 $ 12,641                  $ 10,130
                      $ 13,835                  $ 10,150
                      $  9,822                  $  7,738
                      $  9,679                  $  7,958
11/01                 $  8,924                  $  7,168

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $9.29           $10.23
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                -               -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                         NET ASSET         PUBLIC OFFERING
PERIOD                     VALUE             PRICE/CDSC*
Life-of-Class             -3.00%               -3.16%
(1/31/96)
5 Years                   -4.22                -4.41
1 Year                    -9.19               -10.07

[CHART OF GROWTH OF $10,000]

                  Pioneer Emerging        MSCI Emerging Markets
                    Markets Fund*               Free Index
                  ----------------        ---------------------
 1/96                 $  9,900                  $ 10,000
                      $ 10,749                  $ 10,268
11/96                 $ 10,285                  $  9,855
                      $ 12,013                  $ 11,064
11/97                 $ 11,273                  $  8,546
                      $ 10,890                  $  7,934
11/98                 $  7,559                  $  6,631
                      $  9,299                  $  8,209
11/99                 $ 11,709                  $  9,649
                      $ 12,806                  $  9,668
11/00                 $  9,129                  $  7,370
                      $  8,987                  $  7,580
11/01                 $  8,291                  $  6,827


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

  The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                   11/30/01        11/30/00
                            $10.20          $11.03
DISTRIBUTIONS PER SHARE     INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)         DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                -               -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

PERIOD                   IF HELD     IF REDEEMED*
Life-of-Class            -8.93%       -8.93%
(4/9/98)

1 Year                   -7.52        -7.52

[CHART OF GROWTH OF $10,000+]

                  Pioneer Emerging        MSCI Emerging Markets
                   Markets Fund*                Free Index
 4/98                $ 10,000                    $ 10,000
                     $  8,759                    $  8,630
                     $  5,578                    $  5,666
11/98                $  6,155                    $  7,213
                     $  6,065                    $  7,062
                     $  7,658                    $  8,929
                     $  7,915                    $  9,760
11/99                $  9,730                    $ 10,495
                     $ 13,889                    $ 12,058
                     $ 10,725                    $ 10,516
                     $ 10,739                    $ 10,377
11/00                $  7,672                    $  8,017
                     $  8,304                    $  8,610
                     $  7,616                    $  8,245
                     $  7,226                    $  7,491
11/01                $  7,094                    $  7,426

* Assumes reinvestment of distributions.

+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 11/30/01

For the fiscal year ended November 30, 2001, Pioneer Emerging Markets Fund's Class A, B and C shares delivered total returns at net asset value of -8.41%, -9.14% and -9.19%, respectively. This performance compares to the -7.60% return for the MSCI Emerging Markets Free Index for the same period. The Fund's peer group of 190 emerging markets funds produced a return of -5.57%. Lipper is an independent monitor of mutual fund performance.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE 12 MONTHS
   ENDED NOVEMBER 30, 2001?

A: Slowing global growth and fear of a recession in the United States led to negative returns for most equity markets in the last 12 months. Emerging markets were not immune from this global equity market weakness. Many export-dependent countries such as Taiwan and South Korea experienced a sharp drop in demand for electronic components and equipment, commodity materials and other exports. The result was a deceleration in economic growth and weaker corporate earnings. In addition, the uncertainty relating to global growth prospects dampened sentiment across nearly all emerging markets and contributed to slowing investment and domestic consumption.

   Local factors also hurt several key emerging markets this year. Argentina's struggle to restructure its government debt obligations while maintaining its strict dollar-linked currency regime led to weakness locally and in neighboring Chile and Brazil. Brazil also suffered from the initial stages of a turbulent presidential election, as well as a nationwide power shortage caused by a severe drought that left water supplies at its hydroelectric generators near historic lows. The Israeli market fell as the peace process unraveled and government spending exceeded budget targets to bolster defense needs. In Turkey, meanwhile, deteriorating debt dynamics forced the government to float the lira in February, tipping the economy into a recession.

   Our relative performance was helped by the Fund's underweight positions in many of these countries (Argentina, Brazil, Turkey and Israel) that were experiencing crisis. Late in the fiscal year, we became more optimistic on some of these countries, such as Turkey, as we viewed the market to be exceptionally cheap with the potential for a turnaround in the macroeconomic situation. The Fund's performance was also helped by overweight positions in China and Hong Kong. China's economy has proved resilient in the global downturn, and its market remains attractively valued. The performance of the Fund was hurt this year by underweight positions in South Korea and Mexico. We had expected these markets to be more adversely affected by the global economic downturn due to their high dependence on exports to the United States and European markets. Despite the downturn in exports, the equity markets of these countries proved resilient.

Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING
   MARKETS?

A: As for countries, we are most optimistic on the prospects for China and India. We believe the economies in these countries are poised to grow at rates higher than most other countries and the stocks in these countries are favorably valued. China's entry into the World Trade Organization (WTO) may encourage more foreign direct investment into China and may help bolster economic growth. We believe these continued positive developments in the Chinese economy provide a positive environment for the Fund's China and Hong Kong stocks.

   As for sectors, we still favor domestic-oriented areas such as the financial, consumer and telecommunication sectors. Many emerging markets have had depressed consumption in recent years due to the economic difficulties that began in 1997. We believe this pent-up demand will provide the underpinnings for economic growth and corporate earnings growth over the next several years. The telecommunications industry, particularly wireless services, is still growing at a healthy rate in many emerging markets, and service providers are generating strong cash flows. This contrasts with the experience of telecommunications service providers in many developed markets, which have experienced difficulties in the last year due to slowing growth in their target markets and due to their high debt burden and weak cash flows. We are less optimistic for export-oriented sectors, such as technology hardware and equipment, that are more dependent on the health of the U.S. and European economies. We believe equity markets are now too optimistic in their expectation of a strong acceleration in demand next year in the United States and Europe. We believe that U.S. imports of electronic equipment, autos and other goods will continue to be weak in the near term. The excess investment in technology and other areas made during the last five years may take longer than one year to correct, in our view.

Q: WHAT IS YOUR OUTLOOK?

A: We continue to be optimistic about the prospects for emerging markets. First, the interest rate and liquidity environment is very favorable to equity markets. Second, valuations of emerging market stocks are very attractive, especially when compared to those found in developed markets. Finally, earnings growth potential remains strong for many domestic-oriented companies that do not depend on sales to customers in the United States. The main risk to our outlook relates to the health of the United States and world economy. If the downturn in the U.S. economy proves steeper and longer than expected, this will negatively impact the performance of global equity markets. Despite this potential global risk to equity markets, we believe that investors in emerging markets will be rewarded over the long term because we believe the growth prospects and valuations of emerging market stocks are more attractive than those of companies in the United States and most other developed markets.

   INVESTING IN EMERGING MARKETS CARRIES ITS OWN SET OF RISKS, INCLUDING BUT NOT LIMITED TO, CURRENCY FLUCTUATIONS, AND SOCIAL AND ECONOMIC INSTABILITY. HOWEVER, WE FEEL CONFIDENT THAT THE LONG-TERM PROSPECTS INVITE SERIOUS CONSIDERATION.

SCHEDULE OF INVESTMENTS 11/30/01

PRINCIPAL                                                                    VALUE
AMOUNT
                 CONVERTIBLE CORPORATE BONDS - 1.6%
                 BASIC MATERIALS - 1.1%
                 METALS MINING - 1.1%
 1,643,000       Freeport-McMoran, Copper & Gold, Inc.,
                 8.25%, 1/31/06 (144A)                               $   1,891,504
                                                                     -------------
                 TOTAL BASIC MATERIALS                               $   1,891,504
                                                                     -------------
                 CONSUMER STAPLES - 0.5%
                 TOBACCO - 0.5%
   833,000       Korea Tobacco, 2.0%, 10/31/06 (144A)                $     910,053
                                                                     -------------
                 TOTAL CONSUMER STAPLES                              $     910,053
                                                                     -------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost $2,476,000)                                   $   2,801,557
                                                                     -------------
    SHARES
                 PREFERRED STOCKS - 2.7%
                 COMMUNICATION SERVICES - 0.3%
                 TELEPHONE - 0.3%
    36,794       Tele Norte Leste Participacoes (A.D.R.)             $     487,521
                                                                     -------------
                 TOTAL COMMUNICATION SERVICES                        $     487,521
                                                                     -------------
                 FINANCIALS - 0.6%
                 BANKS (MAJOR REGIONAL) - 0.6%
 7,560,000       Banco Itau SA                                       $     522,782
 1,310,400       Siam Commercial Bank*                                     516,281
                                                                     -------------
                                                                     $   1,039,063
                                                                     -------------
                 TOTAL FINANCIALS                                    $   1,039,063
                                                                     -------------
                 UTILITIES - 1.8%
                 ELECTRIC COMPANIES - 1.8%
74,200,000       Cemig-Cia Energetica*                               $     902,289
   368,900       Centrais Electricas Brasileiras SA (A.D.R.)*            2,282,569
                                                                     -------------
                                                                     $   3,184,858
                                                                     -------------
                 TOTAL UTILITIES                                     $   3,184,858
                                                                     -------------
                 TOTAL PREFERRED STOCKS
                 (Cost $4,468,367)                                   $   4,711,442
                                                                     -------------
                 COMMON STOCKS - 88.0%
                 BASIC MATERIALS - 12.5%
                 ALUMINUM - 0.4%
    17,255       Hindalco Industries Ltd.                            $     250,941
    19,100       Hindalco Industries Ltd. (Demat Shares)                   277,773
                                                                     -------------
                                                                     $     528,714
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       10

SHARES                                                                       VALUE
                 CHEMICALS - 0.3%
    45,989       Daelim Industrial Co.                               $     489,631
                                                                     -------------
                 CHEMICALS (SPECIALTY) - 1.2%
   990,100       Formosa Plastic Corp.                               $     822,686
   449,300       Indian Petrochemicals Corp., Ltd.                         515,106
 1,371,000       Nan Ya Plastics Corp.                                     800,613
                                                                     -------------
                                                                     $   2,138,405
                                                                     -------------
                 CONSTRUCTION (CEMENT & AGGREGATES) - 0.3%
   169,900       Gujarat Ambuja Cements Ltd.                         $     640,891
                                                                     -------------
                 GOLD & PRECIOUS METALS MINING - 3.8%
   114,210       Anglogold Ltd.                                      $   3,803,304
    72,700       Compania de Minas Buenaventura SA (A.D.R.)              1,312,235
   276,400       Gold Fields Ltd.                                        1,266,610
 2,618,000       PT Aneka Tambang Tbk                                      181,371
                                                                     -------------
                                                                     $   6,563,520
                                                                     -------------
                 IRON & STEEL - 3.3%
 3,292,060       China Steel Corp. Ltd.                              $   1,262,498
    36,200       Pohang Iron & Steel Co. Ltd. (A.D.R.)                     767,440
   253,600       Remgro Ltd.                                             1,546,221
    37,614       Siderar SA*                                                27,865
 1,010,600       Siderca SAIC                                            1,256,222
   445,250       Tata Iron and Steel Co., Ltd.                             834,205
                                                                     -------------
                                                                     $   5,694,451
                                                                     -------------
                 METALS MINING - 2.7%
    69,700       Companhia Vale do Rio Doce (A.D.R.)                 $   1,495,065
   168,600       Freeport-McMoran Copper & Gold, Inc. (Class B)*         2,250,810
   175,200       KGHM Polska Miedz SA                                      606,639
 1,063,200       Yanzhou Coal Mining (Class H)                             340,819
                                                                     -------------
                                                                     $   4,693,333
                                                                     -------------
                 PAPER & FOREST PRODUCTS - 0.5%
    52,500       Aracruz Cellulose (A.D.R.)                          $     918,750
                                                                     -------------
                 TOTAL BASIC MATERIALS                               $  21,667,695
                                                                     -------------
                 CAPITAL GOODS - 2.9%
                 ELECTRICAL EQUIPMENT - 0.5%
   285,996       Bharat Heavy Electricals Ltd. (Demat Shares)        $     872,070
                                                                     -------------
   The accompanying notes are an integral part of these financial statements.

                                       11

SHARES                                                                       VALUE
                 MANUFACTURING (DIVERSIFIED) - 0.9%
   520,000       China Resources Enterprise Ltd.                     $     493,406
 3,248,800       Glorious Sun Enterprises Ltd.                             487,392
    91,800       Grasim Industries Ltd.                                    570,183
                                                                     -------------
                                                                     $   1,550,981
                                                                     -------------
                 METAL FABRICATORS - 1.2%
   257,700       Tubos de Acero de Mexico SA (A.D.R.)                $   2,038,407
                                                                     -------------
                 TRUCKS & PARTS - 0.3%
   127,495       Larsen & Toubro Ltd.                                $     545,970
                                                                     -------------
                 TOTAL CAPITAL GOODS                                 $   5,007,428
                                                                     -------------
                 COMMUNICATION SERVICES - 13.4%
                 CELLULAR/WIRELESS TELECOMMUNICATIONS - 5.2%
   576,800       Advanced Information Service Plc                    $     584,550
    40,600       Advanced Service Co. Ltd.                                  42,301
    57,300       China Mobile (Hong Kong) Ltd. (A.D.R.)                  1,011,918
   518,000       China Mobile Ltd.*                                      1,836,514
    46,000       Mobinil-Egyptian Mobile Services*                         363,059
   115,700       SK Telecom Co. Ltd. (A.D.R.)                            2,637,960
   797,500       Smartone Telecommunications                               874,312
   683,177       Taiwan Cellular Corp.*                                    766,143
   416,000       Technology Resources Industries Bhd*                      297,768
 1,547,600       United Communication Industry Public Co., Ltd.*           637,931
                                                                     -------------
                                                                     $   9,052,456
                                                                     -------------
                 TELECOMMUNICATIONS (LONG DISTANCE) - 0.7%
   384,500       Asia Satellite Telecommunications Holdings Ltd.     $     549,719
    76,476       Videsh Sanchar Nigam Ltd. (A.D.R.)                        696,696
                                                                     -------------
                                                                     $   1,246,415
                                                                     -------------
                 TELEPHONE - 7.5%
    62,000       Brasil Telecom Participacoes SA (A.D.R.)*           $         257
        10       Carso Global Telecom*                                          20
    43,500       Compania de Telecom de Chile SA (A.D.R.)*                 500,250
   110,700       Korea Telecom Corp. (A.D.R.)*                           2,573,775
     9,100       Korea Telecom Corp.                                       381,080
   132,717       Mahanagar Telephone Nigam Ltd. (Demat Shares)             392,087
   136,300       PT Indosat Indonesian Satellite Corp. (A.D.R.)          1,099,941
   172,400       Philippine Long Distance Telephone Co.                  1,418,691
    19,800       SPT Telecom AS                                            164,893
    32,600       Tele Centro Oeste Celular Participacoes SA (A.D.R.)       210,596

   The accompanying notes are an integral part of these financial statements.

                                       12

SHARES                                                                       VALUE
 1,754,300       TelecomAsia Corp. Public Co. Ltd.*                  $     411,507
    55,600       Telefonos de Mexico SA (A.D.R.)                         1,863,156
   973,000       Telekom Malaysia Bhd                                    2,317,276
   143,776       Telekomunik Indonesia SP (A.D.R.)                         766,326
   214,660       Telekomunikacja Polska SA*                                793,528
                                                                     -------------
                                                                     $  12,893,383
                                                                     -------------
                 TOTAL COMMUNICATION SERVICES                        $  23,192,254
                                                                     -------------
                 CONSUMER CYCLICALS - 7.1%
                 AUTO PARTS & EQUIPMENT - 0.7%
   348,000       Cycle & Carriage Co.                                $     518,822
    21,000       Halla Climate Control Co.                                 629,338
   200,000       Mirgor Sacifia (Class C) (A.D.R.) (144A)                   81,250
                                                                     -------------
                                                                     $   1,229,410
                                                                     -------------
                 AUTOMOBILES - 2.7%
    68,800       Hyundai Heavy Industries*                           $   1,337,476
16,300,900       Koc Holdings AS                                           369,223
   788,000       Mahindra & Mahindra Ltd. (G.D.R.)*                      1,398,700
   732,900       Sime Darby Bhd                                            860,193
   349,240       TATA Engineering & Locomotive*                            757,792
                                                                     -------------
                                                                     $   4,723,384
                                                                     -------------
                 BUILDING MATERIALS - 0.1%
    26,970       Suez Cement Co. (G.D.R.) (144A)                     $     192,836
                                                                     -------------
                 HOMEBUILDING - 0.2%
 3,892,100       Ayala Land, Inc.*                                   $     374,601
                                                                     -------------
                 LEISURE TIME (PRODUCTS) - 0.7%
    53,825       Bajaj Auto Ltd. (Demat Shares)                      $     428,983
   435,500       Berjaya Sports Toto Bhd                                   704,822
                                                                     -------------
                                                                     $   1,133,805
                                                                     -------------
                 LODGING-HOTELS - 1.0%
   278,300       The Indian Hotels Co., Ltd. (G.D.R.)                $     967,053
   473,800       Resorts World Bhd                                         710,700
                                                                     -------------
                                                                     $   1,677,753
                                                                     -------------
                 PUBLISHING - 0.3%
 4,787,000       Oriental Press Group*                               $     546,290
                                                                     -------------
                 SERVICES (COMMERCIAL & CONSUMER) - 0.6%
   232,916       Bidvest Group Ltd.                                  $   1,077,519
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       13

SHARES                                                                       VALUE
                 TEXTILES (HOME FURNISHINGS) - 0.5%
 2,592,876       Far Eastern Textile Ltd. (G.D.R.)                   $     903,966
                                                                     -------------
                 TEXTILES (SPECIALTY) - 0.3%
   804,160       Formosa Chemicals & Fibre Corp.                     $     469,600
                                                                     -------------
                 TOTAL CONSUMER CYCLICALS                            $  12,329,164
                                                                     -------------
                 CONSUMER STAPLES - 13.0%
                 BEVERAGES (ALCOHOLIC) - 3.3%
11,506,000       Andalou Efes                                        $     241,167
 1,574,600       Grupo Modelo SA de CV                                   3,572,064
   296,000       South African Breweries Plc                             1,942,680
                                                                     -------------
                                                                     $   5,755,911
                                                                     -------------
                 BEVERAGES (NON-ALCOHOLIC) - 1.2%
    75,200       Embotelladora Andina SA (A.D.R.)                    $     714,400
    13,600       Fomento Economico Mexicano SA de CV (A.D.R.)              462,944
   249,800       Sermsuk Public Company Ltd.*                              836,270
                                                                     -------------
                                                                     $   2,013,614
                                                                     -------------
                 BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1%
13,513,600       Benpres Holdings Corp.*                             $     202,899
                                                                     -------------
                 DISTRIBUTORS (FOOD & HEALTH) - 0.3%
    27,400       Compania Cervecerias Unidas SA (A.D.R.)*            $     476,486
                                                                     -------------
                 ENTERTAINMENT - 0.3%
   232,300       Tanjong Plc                                         $     510,449
                                                                     -------------
                 FOODS - 1.6%
    23,400       Cheil Jedang Corp.                                  $     811,987
 3,305,360       President Enterprises Corp.                             1,046,729
 6,877,000       PT Indofood Sukses Makmur Tbk                             410,714
    67,400       Tiger Brands Ltd.                                         427,957
                                                                     -------------
                                                                     $   2,697,387
                                                                     -------------
                 HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.7%
    38,400       LG Household & Health Care Ltd.*                    $     950,915
22,032,700       Arcelik A.S.                                              178,764
                                                                     -------------
                                                                     $   1,129,679
                                                                     -------------
                 PERSONAL CARE - 0.8%
   188,500       Colgate-Palmolive (India)*                          $     643,606
   160,000       Hindustan Lever Ltd.                                      701,356
                                                                     -------------
                                                                     $   1,344,962
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       14

SHARES                                                                       VALUE
                 RESTAURANTS - 0.6%
   784,900       Kentucky Fried Chicken Bhd                          $     950,142
                                                                     -------------
                 RETAIL STORES (FOOD CHAINS) - 1.6%
    27,200       Distribucion y Servicio D&A SA (A.D.R.)             $     326,400
11,337,000       Migros Turk T.A.S.                                        881,511
   655,419       President Chain Store Corp.                             1,123,467
    99,700       Santa Isabel SA (A.D.R.)                                  423,725
                                                                     -------------
                                                                     $   2,755,103
                                                                     -------------
                 TOBACCO - 2.5%
    70,000       British American Tobacco (Malaysia) Bhd             $     630,921
   115,300       ITC Ltd. (G.D.R.)                                       1,752,560
   245,700       Korea Tobacco & Ginseng Corp. (G.D.R.)(144A)*           2,027,025
                                                                     -------------
                                                                     $   4,410,506
                                                                     -------------
                 TOTAL CONSUMER STAPLES                              $  22,247,138
                                                                     -------------
                 ENERGY - 7.0%
                 OIL & GAS (PRODUCTION/EXPLORATION) - 0.8%
    46,700       Mol Magyar Olaj                                     $     840,257
   593,300       PTT Public Company Ltd.*                                  477,640
                                                                     -------------
                                                                     $   1,317,897
                                                                     -------------
                 OIL & GAS (REFINING & MARKETING) - 1.4%
    69,200       SK Corp.                                            $     832,256
   242,100       Hindustan Petroleum                                       686,699
    93,800       Polski Koncern Nafto (G.D.R.)                             861,084
                                                                     -------------
                                                                     $   2,380,039
                                                                     -------------
                 OIL (DOMESTIC INTEGRATED) - 0.4%
82,219,300       Tupras-Turkiye Petrol Rafinerileri AS               $     625,400
                                                                     -------------
                 OIL (INTERNATIONAL INTEGRATED) - 4.4%
   918,600       CNOOC Ltd.                                          $     865,731
    48,500       Lukoil Holding (A.D.R.)                                 2,150,672
    90,800       Petrobras Brasileiro SA (A.D.R.)*                       1,829,620
    46,700       Petroleo Brasileiro SA (A.D.R.)                           945,675
   127,500       Surgutneftegaz (A.D.R.)                                 1,727,625
                                                                     -------------
                                                                     $   7,519,323
                                                                     -------------
                 TOTAL ENERGY                                        $  11,842,659
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       15

SHARES                                                                       VALUE
                 FINANCIALS - 20.7%
                 BANKS (MAJOR REGIONAL) - 8.9%
     15,068      Banco Bradesco SA (A.D.R.)                          $     343,400
    898,600      Bangkok Bank Ltd.*                                        977,184
  1,366,998      Bank Sinopac*                                             536,156
     22,939      Bank Zachodni*                                            274,746
  1,766,885      Chinatrust Commercial Bank                                898,329
     58,700      Commercial International Bank                             402,715
     92,400      Credicorp Ltd.                                            814,044
    313,193      Development Bank of Singapore Ltd.                      1,949,813
     62,954      Kookmin Bank                                            2,432,765
    743,100      Malayan Banking Bhd                                     1,495,978
    128,800      MISR International (G.D.R.) (144A)*                       280,140
  1,721,400      National Finance Public Co., Ltd.*                        419,471
     38,000      Powszechny Bank Kredy SA                                  997,363
    759,900      Public Bank Bhd                                           511,933
     60,500      Shinhan Financial Group Co. Ltd.*                         756,250
    323,700      Standard Bank Investment Corp. Ltd.                       917,674
     96,100      State Bank of India Ltd.                                  418,044
     80,472      United Overseas                                           505,381
104,334,127      Yapi ve Kredi Bankasi AS                                  261,012
                                                                     -------------
                                                                     $  15,192,398
                                                                     -------------
                 BANKS (MONEY CENTER) - 1.3%
    105,000      Overseas-Chinese Banking Corp., Ltd.                $     613,549
 12,672,000      PT Lippo Bank (Certificate of Entitlement)*                    --
     20,462      Taishin International Bank*                                 6,747
151,206,695      Turkiye Is Bankasi                                        674,756
  1,967,800      United World Chinese Commercial Bank                    1,046,216
                                                                     -------------
                                                                     $   2,341,268
                                                                     -------------
                 BANKS (REGIONAL) - 0.4%
    375,100      Commerce Asset Holdings Bhd                         $     715,651
                                                                     -------------
                 FINANCIAL (DIVERSIFIED) - 2.5%
    167,000      ABSA Group Ltd.                                     $     562,612
  1,091,010      FirstRand Ltd.                                            752,055
     47,600      Hana Bank                                                 519,921
     34,300      Housing Development Finance Corp. Ltd.
                 (Demat Shares)                                            494,355
     50,900      ICICI Ltd. (A.D.R.)                                       305,909
    796,000      New World Development Co., Ltd.                           658,328
    156,000      Ultrapar Participacoes SA                              1 ,047,668
                                                                     -------------
                                                                     $   4,340,848
                                                                     -------------
   The accompanying notes are an integral part of these financial statements.

                                       16

SHARES                                                                       VALUE
                 INSURANCE (LIFE/HEALTH) - 0.3%
    93,400       Liberty Group Ltd.                                  $     507,806
                                                                     -------------
                 INSURANCE (PROPERTY-CASUALTY) - 1.1%
 1,604,949       Cathay Life Insurance Co.                           $   1,958,392
                                                                     -------------
                 INVESTMENT BANK/BROKERAGE - 2.0%
   875,100       AMMB Holdings Bhd                                   $     704,686
    75,200       Daewoo Securities Co.*                                    586,536
    44,900       Investec Group Ltd.                                       745,427
 1,270,180       Polaris Securities Co., Ltd.*                             474,196
    14,500       Samsung Securities Co., Ltd.                              514,018
   635,240       Yuanta Securities Co., Ltd.*                              387,567
                                                                     -------------
                                                                     $   3,412,430
                                                                     -------------
                 INVESTMENT MANAGEMENT - 1.8%
 1,911,907       China Development Industrial*                       $   1,022,054
80,248,801       Haci Omer SA Sabanci Holding AS                           368,960
    55,550       Nedcor Ltd.                                               641,791
 1,277,800       Sanlam Ltd.                                             1,121,487
                                                                     -------------
                                                                     $   3,154,292
                                                                     -------------
                 REAL ESTATE - 0.6%
 2,985,600       New World China Land Ltd.*                          $   1,033,629
                                                                     -------------
                 REAL ESTATE COMPANIES - 1.8%
 1,019,500       Great Eagle Holdings Ltd.                           $   1,091,549
   292,500       Henderson Land Development                              1,108,288
 1,002,500       Kerry Properties Ltd.                                     912,667
                                                                     -------------
                                                                     $   3,112,504
                                                                     -------------
                 TOTAL FINANCIALS                                    $  35,769,218
                                                                     -------------
                 HEALTH CARE - 2.6%
                 HEALTH CARE (DIVERSIFIED) - 1.1%
    31,600       Teva Pharmaceutical Industries Ltd. (A.D.R.)        $   1,848,600
                                                                     -------------
                 HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 1.5%
    84,280       Aventis Pharmaceuticals*                            $     748,638
   111,121       E Merck (India) Ltd.                                      683,117
    13,300       Gideon Richter (G.D.R.)*                                  741,475
    24,600       Ranbaxy Laboratories Ltd.                                 386,142
         1       Sun Pharmaceutical Industries Ltd. (Demat Shares)              12
                                                                     -------------
                                                                     $   2,559,384
                                                                     -------------
                 TOTAL HEALTH CARE                                   $   4,407,984
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       17

SHARES                                                                       VALUE
                 TECHNOLOGY - 2.4%
                 COMMUNICATIONS EQUIPMENT - 1.0%
   147,400       China Unicom (A.D.R.)*                              $   1,687,730
                                                                     -------------
                 ELECTRONICS (DEFENSE) - 0.7%
    70,300       Elbit Systems Ltd.                                  $   1,250,257
                                                                     -------------
                 ELECTRONICS (INSTRUMENTATION) - 0.3%
   190,050       Elec & Eltek International Co. Ltd.                 $     497,931
                                                                     -------------
                 SERVICES (DATA PROCESSING) - 0.4%
 1,775,000       Shinawatra Computer Co., Plc*                       $     707,413
                                                                     -------------
                 TOTAL TECHNOLOGY                                    $   4,143,331
                                                                     -------------
                 TRANSPORTATION - 1.3%
                 RAILROADS - 0.7%
   724,700       Malaysia International Shipping Bhd                 $   1,277,761
                                                                     -------------
                 SHIPPING - 0.6%
 2,948,380       Evergreen Marine Corp.*                             $   1,045,039
                                                                     -------------
                 TOTAL TRANSPORTATION                                $   2,322,800
                                                                     -------------
                 UTILITIES - 5.1%
                 ELECTRIC COMPANIES - 4.3%
    86,800       Companhia Paranaense de Energia (A.D.R.)                  539,896
    65,700       Empresa Nacional Electricidad Chile (A.D.R.)*             667,512
    48,600       Enersis SA (A.D.R.)                                       656,100
   197,100       Korea Electric Power Corp.                              3,575,158
   871,300       Manila Electric Co. (Class B)*                            536,701
   100,940       Unified Energy System (G.D.R.)(144A)*                   1,464,593
                                                                     -------------
                                                                     $   7,439,960
                                                                     -------------
                 NATURAL GAS - 0.8%
    84,200       Gazprom (A.D.R.)(144A)*                             $     804,110
 3,028,000       PetroChina Company Ltd.*                                  516,389
                                                                     -------------
                                                                     $   1,320,499
                                                                     -------------
                 TOTAL UTILITIES                                     $   8,760,459
                                                                     -------------
                 TOTAL COMMON STOCKS
                 (Cost $161,942,827)                                 $ 151,690,130
                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                                       18

SHARES                                                                       VALUE
                  RIGHTS/WARRANTS - 0.2%
                  COMMUNICATION - 0.1%
                  TELEPHONE - 0.1%
    526,420       TelecomAsia Public Co. Ltd.*                       $     108,047
                                                                     -------------
                  TOTAL COMMUNICATION                                $     108,047
                                                                     -------------
                  FINANCIALS - 0.1%
                  BANKS (MAJOR REGIONAL) - 0.1%
    217,500       PT Pan Indonesia Bank, 7/8/02*                     $          52
 11,323,500       Siam Commercial Bank, 5/10/02*                           185,671
                                                                     -------------
                                                                     $     185,723
                                                                     -------------
                  BANKS (MONEY CENTER) - 0.0%
 12,672,000       PT Lippo Bank, 4/15/02*                            $          --
                                                                     -------------
                  TOTAL FINANCIALS                                   $     185,723
                                                                     -------------
                  TOTAL RIGHT/WARRANTS
                  (Cost $1,961,543)                                  $     293,770
                                                                     -------------
                  TOTAL INVESTMENT IN SECURITIES
                  (Cost $170,848,737)                                $ 159,496,899
                                                                     -------------
PRINCIPAL
AMOUNT

                  TEMPORARY CASH INVESTMENT - 7.5%
                  REPURCHASE AGREEMENT - 7.5%
$13,000,000       Credit Suisse First Boston, Inc., 2.07%, dated
                  11/30/01, repurchase price of $13,000,000,
                  plus accrued interest on 12/3/01 collateralized
                  by $10,461,000 U.S. Treasury Bonds, 10.75%,
                  8/15/05                                            $  13,000,000
                                                                     -------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $13,000,000)                                 $  13,000,000
                                                                     -------------
                  TOTAL INVESTMENT IN SECURITIES AND
                  TEMPORARY CASH INVESTMENT - 100%
                  (Cost $183,848,737)(a)(b)(c)                       $ 172,496,899
                                                                     -------------

*    Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At November 30, 2001, the value of these securities amounted to $7,651,511 or 4.3% of total net assets.

   The accompanying notes are an integral part of these financial statements.

(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

    South Korea                                         14.3%
    India                                               10.0
    South Africa                                         9.6
    Taiwan                                               9.1
    Malaysia                                             7.3
    Brazil                                               7.2
    Hong Kong                                            7.2
    Mexico                                               5.0
    Russia                                               3.9
    Thailand                                             3.7
    United States                                        2.6
    Singapore                                            2.6
    Chile                                                2.4
    Turkey                                               2.2
    Poland                                               2.2
    Israel                                               1.9
    People's Republic of China                           1.6
    Phillipines                                          1.6
    Indonesia                                            1.5
    Peru                                                 1.3
    Hungary                                              1.0
    Argentina                                            0.9
    Egypt                                                0.8
    Czech Republic                                       0.1
                                                       -----
                                                       100.0%
                                                       -----

(b) At November 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $192,485,358 was a follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                    $  8,259,438
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                    $(28,247,897)
                                                                       -------------
    Net unrealized loss                                                $(19,988,459)
                                                                       -------------

(c) At November 30, 2001, the Fund had a capital loss carryforward of $91,657,552 which will expire beween 2005 and 2009 if not utilized, which may be limited.

(d) The Fund has elected to defer approximately $4,137,152 of capital gain losses and $4,973 of foreign currency losses recognized between November 1, 2001 and November 30, 2001 to its fiscal year ending November 30, 2002.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2001 aggregated $306,749,313 and $326,522,861, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 11/30/01

ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $13,000,000) (cost $183,848,737)                      $172,496,899
  Cash                                                                        657,773
  Foreign currencies, at value                                              5,106,935
  Receivables -
     Investment securities sold                                             1,740,415
     Fund shares sold                                                         827,196
     Collateral for securities loaned, at fair value                        4,209,468
     Dividends, interest and foreign taxes withheld                           588,686
  Other                                                                       367,075
                                                                         ------------
       Total assets                                                      $185,994,447
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                     $  1,832,140
     Fund shares repurchased                                                1,097,659
     Upon return of securities loaned                                       4,209,468
     Forward foreign currency settlement contracts - net                          191
  Due to affiliates                                                           454,402
  Accrued expenses                                                            285,360
                                                                         ------------
       Total liabilities                                                 $  7,879,220
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $293,968,190
  Accumulated net investment loss                                             (28,125)
  Accumulated net realized loss on investments
     and foreign currency transactions                                   (104,403,715)
  Net unrealized loss on investments                                      (11,351,838)
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                 (69,285)
                                                                         ------------
       Total net assets                                                  $178,115,227
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $82,739,024/8,346,906 shares)                        $       9.91
                                                                         ============
  Class B (based on $35,651,439/3,816,333 shares)                        $       9.34
                                                                         ============
  Class C (based on $15,864,248/1,708,072 shares)                        $       9.29
                                                                         ============
  Class Y (based on $43,860,516/4,300,359 shares)                        $      10.20
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      10.51
                                                                         ============
  Class C                                                                $       9.38
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $418,483) $   4,865,123
   Interest (net of foreign taxes withheld of $9,378)          453,436
   Income from securities loaned, net                              708
                                                         -------------
         Total investment income                                         $  5,319,267
                                                                         ------------
EXPENSES:
   Management fees                                       $   2,431,911
   Transfer agent fees
      Class A                                                  694,006
      Class B                                                  292,132
      Class C                                                  113,790
      Class Y                                                      428
   Distribution fees
      Class A                                                  241,187
      Class B                                                  369,860
      Class C                                                  148,523
   Administrative fees                                          63,782
   Custodian fees                                              838,621
   Registration fees                                            47,859
   Professional fees                                            48,383
   Printing                                                     44,725
   Fees and expenses of nonaffiliated trustees                   3,413
   Miscellaneous                                                13,419
                                                         -------------
      Total expenses                                                     $  5,352,039
      Less fees paid indirectly                                               (27,474)
                                                                        -------------
      Net expenses                                                       $  5,324,565
                                                                        -------------
         Net investment loss                                             $     (5,298)
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments                                        $ (71,783,501)
      Forward foreign currency contracts and other
         assets and liabilities denominated in
         foreign currencies                                   (420,067)  $(72,203,568)
                                                         -------------   ------------
   Change in net unrealized loss from:
      Investments                                        $  52,056,718
      Forward foreign currency contracts and other
         assets and liabilities denominated in
         foreign currencies                                     42,373   $ 52,099,091
                                                         -------------   ------------
      Net loss on investments and foreign currency
         transactions                                                    $(20,104,477)
                                                                         ------------
      Net decrease in net assets resulting from operations               $(20,109,775)
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 11/30/01 AND 11/30/00

                                                           YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                            11/30/01       11/30/00
  Net investment loss                                    $      (5,298) $  (3,420,940)
  Net realized gain (loss) on investments
   and foreign currency transactions                       (72,203,568)    27,975,331
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                        52,099,091    (97,070,112)
                                                         -------------  -------------
     Net decrease in net assets resulting from
         operations                                      $ (20,109,775) $ (72,515,721)
                                                         -------------  -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                       $ 165,202,546  $ 329,505,782
  Cost of shares repurchased                              (156,153,723)  (248,879,736)
                                                         -------------  -------------
   Net increase in net assets resulting from
     fund share transactions                             $   9,048,823  $  80,626,046
                                                         -------------  -------------
   Net increase (decrease) in net assets                 $ (11,060,952) $   8,110,325
NET ASSETS:
  Beginning of period                                      189,176,179    181,065,854
                                                         -------------  -------------
  End of period (including accumulated net investment
   loss of $28,125 and $71,257, respectively)            $ 178,115,227  $ 189,176,179
                                                         =============  =============

CLASS A                           '01 SHARES   '01 AMOUNT   '00 SHARES   '00 AMOUNT
Shares sold                      12,106,945  $ 132,799,681   13,630,214  $216,021,888
Less shares repurchased         (11,912,571)  (128,780,846) (12,077,994) (187,103,890)
                                -----------   ------------  -----------  ------------
   Net increase                     194,374  $   4,018,835    1,552,220  $ 28,917,998
                                ===========   ============  ===========  ============
CLASS B
Shares sold                       1,573,430  $  16,136,827    2,965,548  $ 51,179,580
Less shares repurchased          (1,723,059)   (17,170,423)  (2,860,823)  (44,175,696)
                                -----------   ------------  -----------  ------------
   Net increase (decrease)         (149,629) $  (1,033,596)     104,725  $  7,003,884
                                ===========   ============  ===========  ============
CLASS C
Shares sold                       1,372,081  $  14,104,530    1,336,618  $ 20,688,386
Less shares repurchased            (921,823)    (9,072,149)    (966,914)  (14,463,955)
                                -----------   ------------  -----------  ------------
   Net increase                     450,258  $   5,032,381      369,704  $  6,224,431
                                ===========   ============  ===========  ============
CLASS Y
Shares sold                         108,534  $   2,161,508    2,545,138  $ 41,615,928
Less shares repurchased            (104,678)    (1,130,305)    (194,625)   (3,136,195)
                                -----------   ------------  -----------  ------------
   Net increase                       3,856  $   1,031,203    2,350,513  $ 38,479,733
                                ===========   ============  ===========  ============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 11/30/01

                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED  YEAR ENDED
                                                                    11/30/01     11/30/00      11/30/99      11/30/98    11/30/97
CLASS A
Net asset value, beginning of year                                  $  10.82     $  13.80      $   8.79     $   14.42    $  13.94
                                                                    --------     --------      --------     ---------   ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  (0.00)(a) $  (0.17)     $  (0.09)    $    0.00(a) $  (0.05)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions               (0.91)       (2.81)         5.10         (4.23)       1.40
                                                                    --------     --------      --------     ---------   ----------
        Net increase (decrease) from investment operations          $  (0.91)    $  (2.98)     $   5.01     $   (4.23)   $   1.35
Distributions to shareowners:
   Net realized gain                                                       -            -             -         (1.40)      (0.87)
                                                                    --------     --------      --------     ---------   ----------
Net increase (decrease) in net asset value                          $  (0.91)    $  (2.98)     $   5.01     $   (5.63)   $   0.48
                                                                    --------     --------      --------     ---------   ----------
Net asset value, end of year                                        $   9.91     $  10.82      $  13.80     $    8.79    $  14.42
                                                                    ========     ========      ========     =========   ==========
Total return*                                                          (8.41)%     (21.59)%       57.00%       (32.19)%     10.37%
Ratio of net expenses to average net assets+                            2.76%        2.19%         2.44%         2.26%       2.23%
Ratio of net investment income (loss) to average net assets+           (0.04)%      (1.13)%       (0.73)%        0.07%      (0.40)%
Portfolio turnover rate                                                  177%         139%          180%          195%        140%
Net assets, end of year (in thousands)                              $ 82,739     $ 88,175      $ 91,092     $  76,257    $ 87,628
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         2.76%        2.19%         2.44%         2.27%       2.25%
   Net investment income (loss)                                        (0.04)%      (1.13)%       (0.73)%        0.06%      (0.42)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         2.74%        2.16%         2.40%         2.25%       2.19%
   Net investment income (loss)                                        (0.02)%      (1.10)%       (0.69)%        0.08%      (0.36)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    11/30/01     11/30/00      11/30/99      11/30/98     11/30/97
CLASS B
Net asset value, beginning of year                                  $  10.28     $  13.23      $   8.49      $  14.09    $   13.73
                                                                    --------     --------      --------      --------    ---------
Increase (decrease) from investment operations:
   Net investment loss                                              $  (0.10)    $  (0.34)     $  (0.17)     $  (0.12)   $   (0.14)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions               (0.84)       (2.61)         4.91         (4.08)        1.37
                                                                    --------     --------      --------      --------    ---------
        Net increase (decrease) from investment operations          $  (0.94)    $  (2.95)     $   4.74      $  (4.20)   $    1.23
Distributions to shareowners:
   Net realized gain                                                       -            -             -         (1.40)       (0.87)
                                                                    --------     --------      --------      --------    ---------
Net increase (decrease) in net asset value                          $  (0.94)    $  (2.95)     $   4.74      $  (5.60)   $    0.36
                                                                    --------     --------      --------      --------   ----------
Net asset value, end of year                                        $    9.34    $  10.28      $  13.23      $   8.49    $   14.09
                                                                    ========     ========      ========      ========    =========
Total return*                                                          (9.14)%     (22.30)%       55.83%       (32.79)%       9.61%
Ratio of net expenses to average net assets+                            3.59%        3.05%         3.20%         3.09%        2.94%
Ratio of net investment loss to average net assets+                    (0.87)%      (1.97)%       (1.53)%       (0.84)%      (1.10)%
Portfolio turnover rate                                                  177%         139%          180%          195%         140%
Net assets, end of year (in thousands)                              $ 35,651     $ 40,763      $ 51,093      $ 35,954    $  70,218
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         3.59%        3.05%         3.20%         3.10%        2.95%
   Net investment loss                                                 (0.87)%      (1.97)%       (1.53)%       (0.85)%      (1.11)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         3.58%        3.03%         3.18%         3.08%        2.90%
   Net investment loss                                                 (0.86)%      (1.95)%       (1.51)%       (0.83)%      (1.06)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    11/30/01     11/30/00      11/30/99      11/30/98     11/30/97
CLASS C
Net asset value, beginning of year                                  $  10.23     $  13.12      $   8.47      $  14.08     $  13.73
                                                                    --------     --------      --------     ---------     --------
Increase (decrease) from investment operations:
   Net investment loss                                              $  (0.01)    $  (0.14)     $  (0.29)     $  (0.08)    $  (0.13)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions               (0.93)       (2.75)         4.94         (4.13)        1.35
                                                                    --------     --------      --------      --------     --------
        Net increase (decrease) from investment operations          $  (0.94)    $  (2.89)     $   4.65      $  (4.21)    $   1.22
Distributions to shareowners:
   Net realized gain                                                       -            -             -         (1.40)       (0.87)
                                                                    --------     --------      --------      --------     --------
Net increase (decrease) in net asset value                          $  (0.94)    $  (2.89)     $   4.65      $  (5.61)    $   0.35
                                                                    --------     --------      --------      --------     --------
Net asset value, end of year                                        $   9.29     $  10.23       $ 13.12      $   8.47     $  14.08
                                                                    ========     ========      ========      ========     ========
Total return*                                                          (9.19)%     (22.03)%       54.90%       (32.90)%       9.53%
Ratio of net expenses to average net assets+                            3.57%        2.85%         3.82%         3.32%        2.89%
Ratio of net investment loss to average net assets+                    (0.81)%      (1.81)%       (2.09)%       (1.08)%      (1.09)%
Portfolio turnover rate                                                  177%         139%          180%          195%         140%
Net assets, end of year (in thousands)                              $ 15,864     $ 12,861      $ 11,656      $ 12,162     $ 12,730
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         3.57%        2.85%         3.82%         3.33%        2.90%
   Net investment loss                                                 (0.81)%      (1.81)%       (2.09)%       (1.09)%      (1.10)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         3.55%        2.82%         3.80%         3.31%        2.85%
   Net investment loss                                                 (0.79)%      (1.78)%       (2.07)%       (1.07)%      (1.05)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    4/9/98 TO
                                                                                 11/30/01      11/30/00      11/30/99     11/30/98
CLASS Y
Net asset value, beginning of period                                             $  11.03      $ 13.99       $   8.85   $   14.55
                                                                                 --------      --------      --------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                  $   0.10      $  (0.10)     $   0.01   $       -
   Net realized and unrealized gain (loss) on investments, futures contracts
     and foreign currency transactions                                           $  (0.93)     $  (2.86)     $   5.13   $   (5.55)
                                                                                 --------      --------      --------   ---------
        Net increase (decrease) from investment operations                          (0.83)       (2.96)          5.14       (5.55)
Distributions to shareowners:
   Net realized gain                                                                    -             -             -       (0.15)
                                                                                 --------      --------      --------   ---------
Net increase (decrease) in net asset value                                       $  (0.83)     $  (2.96)     $   5.14   $   (5.70)
                                                                                 --------      --------     ---------   ---------
Net asset value, end of period                                                   $  10.20      $  11.03      $  13.99   $    8.85
                                                                                 ========      ========      ========   =========
Total return*                                                                       (7.52)%      (21.16)%       58.08%     (38.32)%
Ratio of net expenses to average net assets+                                         1.80%         1.62%         2.51%       1.75%**
Ratio of net investment income (loss) to average net assets+                         0.96%        (0.62)%       (1.07)%      0.06%**
Portfolio turnover rate                                                               177%          139%          180%        195%
Net assets, end of year (in thousands)                                           $ 43,861      $ 47,378      $ 27,225   $   1,241
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                      1.80%        1.60%          2.41%       1.75%**
   Net investment income (loss)                                                      0.96%       (0.60)%        (0.97)%      0.06%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.>

NOTES TO FINANCIAL STATEMENTS 11/30/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

On September 28, 2001 (Closing Date), the Fund acquired the assets of the Pioneer Indo-Asia Fund in exchange solely for (I) the issuance of Class A, Class B and Class C shares of beneficial interest of the Fund and (II) the assumption by the Fund of the liabilities of the Pioneer Indo-Asia Fund. Following this transfer, the Pioneer Indo-Asia Fund was liquidated and dissolved and Class A, B and C shares of the Fund were distributed to the former shareowners of the Pioneer Indo-Asia Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareowner of the Pioneer Indo-Asia Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The shares issued in connection with the acquisition are included in shares sold in the statement of changes in net assets. The net assets, shares outstanding and net asset values per share as of the Closing Date were:

                                   INDO-ASIA
                                      FUND
                              (PRE-REORGANIZATION)

--------------------------------------------------------------------------------
                                    CLASS A          CLASS B           CLASS C
--------------------------------------------------------------------------------
 Net Assets                       $10,440,910       $6,173,748       $1,808,568
 Shares Outstanding                 1,451,846          905,821          268,433
 Net Asset Value Per Share               7.19             6.82             6.74

                                EMERGING MARKETS
                                      FUND
                              (PRE-REORGANIZATION)

--------------------------------------------------------------------------------
                          CLASS A        CLASS B        CLASS C       CLASS Y
--------------------------------------------------------------------------------
 Net Assets             $75,926,967   $27,792,186    $12,799,378    $39,133,082
 Shares Outstanding       8,499,583     3,299,324      1,528,054      4,269,139
 Net Asset Value
   Per Share                   8.93          8.42           8.38           9.17

                                EMERGING MARKETS
                                      FUND
                              (POST-REORGANIZATION)
--------------------------------------------------------------------------------
                          CLASS A        CLASS B        CLASS C       CLASS Y
--------------------------------------------------------------------------------
 Net Assets             $86,367,877   $33,965,934    $14,607,946    $39,133,082
 Shares Outstanding       9,668,580     4,032,009      1,743,946      4,269,139
 Net Asset Value
   Per Share                   8.93          8.42           8.38           9.17

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. FUTURES CONTRACTS
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2001, the Fund had no open futures contracts.

E. TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2001, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2001, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2001, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in

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   the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 31, 2001, the Fund reclassified $48,430 and $330,900 from paid in capital to accumulated net investment loss and accumulated net realized loss in investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F. FUND SHARES
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $21,904 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2001.

G. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

H. SECURITIES LENDING
   The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of November 30, 2001, the Fund loaned securities having a fair value of approximately $4,006,078 and received collateral of $4,209,468 for the loan.

I. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2001, $190,906 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $201,241 in transfer agent fees payable to PIMSS at November 30, 2001.

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $62,255 in distribution fees payable to PFD at November 30, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2001, CDSCs in the amount of $234,543 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2001, the Fund's expenses were reduced by $27,474 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS
At November 30, 2001, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2001, the fund had no outstanding portfolio hedges. The funds gross forward currency settlement contracts receivable and payable were $156,581 and $156,772, respectively, resulting in a net payable of $191.

7. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2001, there was no borrowing under such agreement.

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER EMERGING MARKETS FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund (the Fund) as of November 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 11, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER

Pioneer Investment Management, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS

UNITED STATES
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund
Pioneer Tax Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
   (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund**
   (formerly Pioneer World Equity Fund)

SECTOR FUNDS

Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS

Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Name change effective July 30, 2001.
++    Name change effective September 6, 2001.
+     Name change effective September 21, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

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

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER INVESTMENTS LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                               11015-00-0102
60 STATE STREET                              (c)PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                 UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER